THE ALGER FUND

             Supplement to the Statement of Additional Information
                 Dated May 1, 2002, as supplemented May 8, 2002

The first sentence of the subsection entitled "Waivers of Sales Charges" on page 18 is hereby amended by deleting the word "and" before item (9) and adding the following at the end of the sentence:

"; and (10) by donor-advised charitable gift funds."

The date of this Supplement is October 1, 2002.